ANNUAL REPORT

JANUARY 31, 2001

Prudential
20/20 Focus Fund

Fund Type Stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE

The Prudential 20/20 Focus Fund's investment manager usually invests in stocks selected for their superior potential for long-term capital growth. The value portfolio is focused on out-of-favor companies that its managers believe will experience a dynamic earnings cycle over the next
12 to 18 months, as well as companies that display good growth characteristics but are, in the managers' view, mispriced by the market. The growth portfolio concentrates on stocks of established companies that its managers believe will have superior absolute and relative earnings growth.
Each portfolio can invest in up to 20 stocks. There can be no assurance that the Fund's investment objective will be achieved.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 1/31/01

28.0%  Consumer Growth & Stable
16.1   Technology
14.7   Finance
12.5   Industrial
10.8   Consumer Cyclical
 9.9   Energy
 4.4   Utility
 3.6   Cash & Equivalents

Top Five Value Holdings
Expressed as a percentage of
net assets as of 1/31/01

4.6%  Conoco, Inc. (Class A)
      Oil Services

3.3   Sabre Holdings Corp. (Class A)
      Transportation

3.1   FleetBoston Financial Corp.
      Banks & Financial Services

3.1   Boise Cascade Corp.
      Forest & Paper Products

2.9   Temple-Inland, Inc.
      Forest & Paper Products

Top Five Growth Holdings
Expressed as a percentage of
net assets as of 1/31/01

3.0%  Viacom, Inc. (Class B)
      Media

2.9   Kohl's Corp.
      Retail

2.8   Microsoft Corp.
      Computer Software & Services

2.7   American Home Products Corp.
      Drugs & Healthcare

2.6   Citigroup, Inc.
      Banks & Financial Services

Holdings are subject to change.

              www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1        As of 1/31/01

                                     One                 Since
                                     Year             Inception2
Class A                              2.66%             41.99%
Class B                              1.80              39.03
Class C                              1.80              39.03
Class Z                              2.98              42.79
Lipper Large-Cap Core Fund Avg.3    -2.49              26.38

Average Annual Total Returns1               As of 12/31/00

                                     One                 Since
                                     Year             Inception2
Class A                            -12.85%               9.65%
Class B                            -14.04                9.97
Class C                            -10.95               10.55
Class Z                             -8.10               12.11

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 7/1/98.

3 Lipper average returns are for all funds in each
share class for the one-year and since inception
periods in the Large-Cap Core Fund category. The
Lipper average is unmanaged. The Lipper Large-Cap
Core Fund Average includes funds that invest at
least 75% of their equity assets in companies with
market capitalizations (on a three-year weighted
basis) greater than 300% of the dollar-weighted
median of the S&P(R) Mid-Cap 400 Index, have wide
latitude in the companies in which they invest, and
have average price/earnings ratio, price-to-book
ratio, and three-year earnings growth figure.
S&P(R) is a registered trademark of The McGraw-Hill
Companies, Inc.
                                          1

(LOGO)                     March 15, 2001

DEAR SHAREHOLDER,
The underlying concept of the Prudential 20/20
Focus Fund--combining concentrated portfolios in two clear and contrasting investment styles--worked well in the exceptionally volatile markets that characterized the Fund's fiscal year ended January
31, 2001. During that period, there were many strong swings of market favor among economic sectors. A few recent multiyear market trends--large annual Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) gains and a general preference for growth stocks--were reversed.

After all the turbulence, the Fund's growth holdings fell slightly less than the S&P 500/Barra
Growth Index, while its value holdings
substantially beat the strongly positive S&P
500/Barra Value Index. Taken together and after expenses, they drove the Fund's Class A shares to a positive 2.66% return, -2.48% to those paying the maximum one-time Class A share sales charge. This was five full percentage points better than the 2.49% loss of the Lipper Large-Cap Core Fund
Average. All in all, it was a very good performance in a very poor year for stocks.

We expect market advances to become more broadly based over the next few months than we've seen in the past several years. With smaller gains more widely spread, it will be harder to identify real winners. The Fund's investment adviser scrutinizes a different group of stocks to find outstanding investment opportunities. We still think it's a great concept.

Sincerely,

David R. Odenath, Jr., President
Prudential 20/20 Focus Fund

Prudential 20/20 Focus Fund

   Annual Report  January 31, 2001

INVESTMENT ADVISER'S REPORT

THE INVESTMENT ENVIRONMENT
The S&P 500 Index declined 0.90% over the 20/20
Focus Fund's fiscal year, and the mutual funds with which the Fund competes fared worse, as measured by the Lipper Large-Cap Core Fund Average. Therefore, the modest 2.66% gain of the Fund's Class A shares was a very positive achievement in this environment.

Throughout most of the period, investors feared a slowing U.S. economy and a consequent drop in the pace of profit growth. Since growth stocks had benefited in prior years from considerable optimism about future profits, there was a sharp drop in growth stock prices, particularly in the technology and telecommunications sectors. In contrast, value stocks, for the most part, had been pessimistically priced, trailing the overall market for much of the prior six years (an unprecedented duration for either growth or value style to outperform). Many investors now found value stocks attractively priced. The S&P 500/Barra Value Index had a good year.

VALUE STOCKS
In this friendly environment, the 20/20 Focus
Fund's value holdings performed exceptionally well, particularly our healthcare holdings. Tenet
Healthcare and HCA-the Healthcare Company (both hospital managers), and Wellpoint Health Networks
(an HMO) had very substantial price appreciation following an upturn in their profitability. We took all of our gains on Tenet and Wellpoint and much of our gains on HCA by end of the fiscal year.

Two technology holdings--Litton Industries (defense
electronics) and Sabre Holdings (online travel
reservations, see Comments on Largest Value
Holdings)--also were among the largest contributors
to our return. We sold our shares in Litton after
they rose sharply in price upon announcement of a
buyout offer by Northrop. However, we were hurt by
holding more technology and telecommunications
stocks than the S&P 500/Barra Value
                                              3

Prudential 20/20 Focus Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings--Growth Portfolio  As of 1/31/01
-----------------------------------------------------------------
3.0%  Viacom, Inc. (Class B)/Media
      We tend to have confidence in firms with strong senior management, and Viacom is among them. We saw a buying opportunity when its share price declined because advertising slumped during the economic slowdown. CBS is reviving after a long unproductive period, and radio profits look good. We expect a midyear rebound with the recovering economy.

2.9%  Kohl's Corp./Retail
      We think Kohl's is probably the most successful new department store open to public investors in more than a decade. It is still very small, just having entered the Northeast and not yet having penetrated the West. It is seeing record new store openings and Year 2000 sales growth of 24%. We expect earnings growth above 20% a year for some time.
      (Earnings grew more than 30% in 2000.)

2.8%  Microsoft Corp./Computer Software & Services
      Microsoft is the world's dominant software company, and we were able to buy it well below its historic highs. It is entering a new product cycle as Windows 2000 (its new business operating system) starts to gain momentum and it prepares to introduce a new generation of operating systems for consumers.

2.7%  American Home Products Corp./Drugs & Healthcare
      Healthcare stocks have been relatively unaffected by the economic slowdown. American Home Products recently launched several new products, lifting both sales and earnings growth. Shares had been held back by a product liability issue related to the fen-phen weight reduction combination, but we expect this will be resolved by spring and the stock's price/earnings multiple will rise.

2.6%  Citigroup, Inc./Banks & Financial Services
      Citigroup is another example of a company whose growth is underpinned by strong management. It is now a diversified financial services holding company that provides a broad range of services to consumer and corporate customers around the world.
      Its services include investment banking, retail brokerage, corporate banking, and cash management products and services.

      Holdings are subject to change.

             www.prudential.com  (800) 225-1852

Annual Report  January 31, 2001

Comments on Largest Holdings--Value Portfolio  As of 1/31/01
-----------------------------------------------------------------
4.6%  Conoco, Inc. (Class A)/Oil Services
      Conoco, which gained full independence from DuPont in 1999, has become one of the few integrated oil companies with accelerating growth. Moreover, we expect the U.S. refining business to show more stable profit growth over the next few years.
      Conoco shares sell for about half the
      price/earnings multiplier of its peers. We believe that as investors look more widely for stocks and as Conoco establishes a track record, the company will become more widely appreciated.

3.3%  Sabre Holdings Corp. (Class A)/Transportation
      Sabre is the leader in online travel reservations, one of the most profitable of new-technology businesses. In a poor year for technology, it made a significant positive contribution to our return.

3.1%  FleetBoston Financial Corp./Banks & Financial Services
      Fleet's string of mergers, most recently with Bank of Boston, has consolidated its strength as a superregional bank in the Northeast. We expect sizable cost savings still to come, as well as several years of strong growth. It has a well-balanced portfolio of assets, yet is still inexpensive.

3.1%  Boise Cascade Corp./Forest & Paper Products
      Boise is a profitable paper company with increasing sales. It has a strong office products division, and is well-placed to benefit from an improving economy.

2.9%  Temple-Inland, Inc./Forest & Paper Products
      Temple-Inland is primarily a paper and building products company, but it also has a Financial
      Services Group that operates banks in Texas and California. We like both businesses individually, as well as the diversification to their revenue stream. They think the value of the parts add up to much more than the stock's current price.

      Holdings are subject to change.
                                                5

Prudential 20/20 Focus Fund

    Annual Report  January 31, 2001

Index in a terrible period for these sectors. We sold our holdings in Loral Space and Communications, Eastman Kodak, and National
Semiconductor, which were among our poorest value performers.

Our value holdings also benefited from an improvement in pricing for property/casualty insurance. We sold our shares in Loews--75% of whose sales come from its 87% ownership of the property/casualty insurer CNA Financial--as the stock rose, and the gains made a significant contribution to our period's return. We also had a substantial gain on Allstate.

Our value investments included several cyclical companies--companies whose earnings often track the growth of the overall economy. Cyclicals suffered as investors became pessimistic about the near-term prospects of the U.S. economy. Dillards
(a retailer) and our basic materials companies
(chemicals, paper, and metals) suffered. We sold
Dillards, Freeport-McMoRan Copper & Gold (metals), and Mead (paper). Our Eastman Chemical shares rose, bucking the negative trend. We continue to hold
Boise Cascade and Temple-Inland (see Comments on
Largest Value Holdings) because we believe the paper group is about as inexpensive as it's going to get. There is little new paper production capacity under development--indeed, some capacity is being closed down--and profits should respond well to a recovery of economic growth.

GROWTH STOCKS
Our growth holdings had a disappointing year.
Growth stocks had some steep drops during the Fund's fiscal year, with the worst net declines concentrated in the technology-media-telecommunications (TMT) group that had previously benefited most from investor enthusiasm. The 20/20
Focus Fund's growth holdings held up slightly better than the S&P 500/Barra Growth Index. The worst detractors from our return were TMT stocks such as NTL (long-distance telephone service), JDS
Uniphase (optical telecommunications equipment),
Cisco Systems (networking equipment), Nortel
Networks (optical networking equipment), Univision
(media), and Vodafone (telecommunications services).

               www.prudential.com  (800) 225-1852

The TMT groups are somewhat cyclical--their profits are correlated with economic growth--so we expect them to continue to experience difficulties into 2001. We have reduced our holdings somewhat and rechanneled the funds into pharmaceuticals, financial services, and retailers.

Somewhat paradoxically, the TMT group also made some of the largest positive contributions to our return. When we have a long-term interest in a stock, we have a general practice of trimming our holdings when it moves up sharply and of buying on the dips. During this extremely volatile reporting period, this practice served us well.
We had significant gains from Hewlett-Packard and Dell (both computer hardware), Texas Instruments
(semiconductors), Qwest Communications International
(long-distance telephone service), and EMC (computer memory), although some of them suffered net declines over the period.

The largest positive contribution from our growth holdings, however, came from Kohl's (see Comments on Largest Growth Holdings), which only recently expanded into the large Northeast market. In this group, we also own Tiffany and Home Depot, both well-managed expanding chains. Tiffany has outstanding global brand awareness that it has just begun to exploit, while Home Depot has been outrunning its competitors for some time, and should benefit from falling interest rates.

Prudential 20/20 Focus Fund

       Annual Report  January 31, 2001


LOOKING AHEAD
Our value investing style has changed somewhat. We will be less likely to buy stocks that are extraordinarily inexpensive if they have no visible catalyst to trigger an improvement. In addition, we will hedge our risks by focusing more on having diversity within our value holdings. In our purchases, we intend to combine attention to valuation (the relation between a company's earnings and the price the market is placing on the company) with a focus on companies whose earnings are rising. In the near term, we expect that cyclical stocks will offer excellent opportunities as most investors overreact to a slowdown in economic growth that we believe will be short-lived.

After two great years for growth investing, the year 2000 represented a correction triggered by rising interest rates and investors' fears of a slowing U.S. economy. In January 2001, the trend reversed as the Fed cut interest rates twice. We think economic growth will accelerate, and corporate earnings will look better by the middle of the year. We also believe the prices of growth stocks have amply adjusted for the slowing of profit growth. Over a longer time frame, we think investors should look for guidance to the long-term averages for the stock market--annual gains in the neighborhood of 12% to 14%--rather than to the exceptional returns of 1995 to 1999.

Prudential 20/20 Focus Fund Management Team

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2001

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
Common Stocks
-------------------------------------------------------------------------------------
Agricultural Products & Services  2.5%
     829,100   Monsanto Co. (New)(a)                                $     26,124,941
-------------------------------------------------------------------------------------
Airlines  2.4%
     646,100   AMR Corp.(a)                                               25,256,049
-------------------------------------------------------------------------------------
Banks & Financial Services  8.0%
     500,166   Citigroup, Inc.                                            27,994,291
     766,300   FleetBoston Financial Corp.                                33,211,442
     437,100   J.P. Morgan Chase & Co.                                    24,036,129
                                                                    ----------------
                                                                          85,241,862
-------------------------------------------------------------------------------------
Computer Hardware  1.9%
     785,400   Dell Computer Corp.(a)                                     20,518,575
-------------------------------------------------------------------------------------
Computer Software & Services  4.9%
     596,700   Cisco Systems, Inc.(a)                                     22,338,956
     487,400   Microsoft Corp.(a)                                         29,761,862
                                                                    ----------------
                                                                          52,100,818
-------------------------------------------------------------------------------------
Drugs & Healthcare  9.7%
     488,200   American Home Products Corp.                               28,852,620
     351,500   Amgen, Inc.(a)                                             24,714,844
     643,700   HCA-The Healthcare Co.                                     24,080,817
     549,200   Pfizer, Inc.                                               24,796,380
                                                                    ----------------
                                                                         102,444,661
-------------------------------------------------------------------------------------
Forest & Paper Products  6.0%
     990,600   Boise Cascade Corp.                                        32,620,458
     600,000   Temple-Inland, Inc.                                        30,594,000
                                                                    ----------------
                                                                          63,214,458

    See Notes to Financial Statements                                      9

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Hotels  2.2%
   1,932,700   Hilton Hotels Corp.                                  $     22,883,168
-------------------------------------------------------------------------------------
Insurance  6.7%
     675,000   Allstate Corp.                                             26,244,000
     546,800   Aon Corp.                                                  19,220,020
     336,900   XL Capital Ltd. (Class A)                                  24,991,242
                                                                    ----------------
                                                                          70,455,262
-------------------------------------------------------------------------------------
Media  5.6%
     531,100   AOL Time Warner Inc.(a)                                    27,914,616
     567,500   Viacom, Inc. (Class B)(a)                                  31,326,000
                                                                    ----------------
                                                                          59,240,616
-------------------------------------------------------------------------------------
Metals  2.0%
     571,400   Alcoa, Inc.                                                20,993,236
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  2.1%
     404,400   Millipore Corp.                                            22,444,200
-------------------------------------------------------------------------------------
Oil Services  9.9%
     327,900   BJ Services Co.(a)                                         25,668,012
   1,752,000   Conoco, Inc. (Class A)                                     48,267,600
     754,800   Diamond Offshore Drilling, Inc.                            30,561,852
                                                                    ----------------
                                                                         104,497,464
-------------------------------------------------------------------------------------
Publishing  4.7%
     371,500   Knight-Ridder, Inc.                                        21,625,015
     699,800   Tribune Co.                                                28,208,938
                                                                    ----------------
                                                                          49,833,953
-------------------------------------------------------------------------------------
Retail  10.8%
     667,800   Federated Department Stores, Inc.(a)                       29,757,168
     535,900   Home Depot, Inc.                                           25,830,380
     427,900   Kohl's Corp.(a)                                            30,380,900
     745,700   Tiffany & Co.                                              27,948,836
                                                                    ----------------
                                                                         113,917,284

    10                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductors  2.6%
     519,900   International Rectifier Corp.(a)                     $     28,053,804
-------------------------------------------------------------------------------------
Telecommunications  4.4%
     537,400   Qwest Communications International, Inc.(a)                22,635,288
     684,100   Vodafone Group PLC (ADR) (United Kingdom)                  23,922,977
                                                                    ----------------
                                                                          46,558,265
-------------------------------------------------------------------------------------
Telecommunications Equipment  6.7%
     944,000   General Motors Corp.--Class H Stock(a)                     26,413,120
     406,400   JDS Uniphase Corp.(a)                                      22,275,800
     636,200   Nokia Corp. (ADR) (Finland)                                21,853,470
                                                                    ----------------
                                                                          70,542,390
-------------------------------------------------------------------------------------
Transportation  3.3%
     814,100   Sabre Holdings Corp. (Class A)                             35,405,209
                                                                    ----------------
               Total long-term investments (cost $906,770,990)         1,019,726,215
                                                                    ----------------
SHORT-TERM INVESTMENTS  5.2%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Commercial Paper  1.8%
$     19,482   General Electric Capital Corp.,
                5.60%, 2/1/01                                             19,482,000
-------------------------------------------------------------------------------------
Repurchase Agreement  3.4%
      35,410   Joint Repurchase Agreement Account,
                5.67%, 2/1/01 (Note 5)                                    35,410,000
                                                                    ----------------
               Total short-term investments
                (cost $54,892,000)                                        54,892,000
                                                                    ----------------
               Total Investments  101.6%
                (cost $961,662,990; Note 4)                            1,074,618,215
               Liabilities in excess of other assets  (1.6%)             (16,412,098)
                                                                    ----------------
               Net Assets  100%                                     $  1,058,206,117
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Limited Company (British Corporation).
    See Notes to Financial Statements                                     11

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities

                                                                  January 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $961,662,990)                          $1,074,618,215
Cash                                                                       10,715
Receivable for investments sold                                        14,028,691
Receivable for Fund shares sold                                           758,768
Dividends and interest receivable                                         298,772
Prepaid expenses                                                            4,939
                                                                  ----------------
      Total assets                                                  1,089,720,100
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      27,866,767
Payable for Fund shares repurchased                                     2,545,489
Distribution fee payable                                                  672,880
Accrued expenses                                                          218,320
Management fee payable                                                    210,527
                                                                  ----------------
      Total liabilities                                                31,513,983
                                                                  ----------------
NET ASSETS                                                         $1,058,206,117
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                        $       89,045
      Paid-in capital in excess of par                                947,866,469
                                                                  ----------------
                                                                      947,955,514
   Accumulated net realized loss on investments                        (2,704,622)
   Net unrealized appreciation on investments                         112,955,225
                                                                  ----------------
Net assets, January 31, 2001                                       $1,058,206,117
                                                                  ----------------
                                                                  ----------------

    12                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  January 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($254,767,149 / 21,125,942 shares of beneficial interest
      issued and outstanding)                                              $12.06
   Maximum sales charge (5% of offering price)                                .63
                                                                  ----------------
   Maximum offering price to public                                        $12.69
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($631,267,534 / 53,444,889 shares of beneficial
      interest issued and outstanding)                                     $11.81
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($123,533,156 / 10,458,808 shares of beneficial interest
      issued and outstanding)                                              $11.81
   Sales charge (1% of offering price)                                        .12
                                                                  ----------------
   Offering price to public                                                $11.93
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($48,638,278 / 4,015,395 shares of beneficial
      interest issued and outstanding)                                     $12.11
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     13

       Prudential 20/20 Focus Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  January 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $39,008)         $    9,371,368
   Interest                                                             2,660,250
                                                                  ----------------
      Total income                                                     12,031,618
                                                                  ----------------
Expenses
   Management fee                                                       8,490,060
   Distribution fee--Class A                                              663,100
   Distribution fee--Class B                                            6,775,781
   Distribution fee--Class C                                            1,371,684
   Transfer agent's fees and expenses                                   1,423,000
   Reports to shareholders                                                200,000
   Registration fees                                                      187,000
   Custodian's fees and expenses                                          160,000
   Legal fees and expenses                                                 32,000
   Audit fee                                                               27,000
   Directors' fees and expenses                                            22,000
   Miscellaneous                                                           30,821
                                                                  ----------------
      Total expenses                                                   19,382,446
                                                                  ----------------
Net investment loss                                                    (7,350,828)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions                        69,059,559
   Net change in unrealized appreciation on investments               (43,516,930)
                                                                  ----------------
   Net gain on investments                                             25,542,629
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   18,191,801
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Changes in Net Assets

                                                        Year Ended January 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (7,350,828)     $   (6,002,235)
   Net realized gain on investments                   69,059,559         118,380,454
   Net change in unrealized appreciation on
      investments                                    (43,516,930)         60,959,722
                                                 ----------------    ----------------
   Net increase in net assets resulting from
      operations                                      18,191,801         173,337,941
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                        (27,734,642)        (11,076,868)
      Class B                                        (72,086,185)        (30,844,040)
      Class C                                        (14,542,277)         (6,030,035)
      Class Z                                         (6,120,447)         (2,663,051)
                                                 ----------------    ----------------
                                                    (120,483,551)        (50,613,994)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     221,981,432         561,896,628
   Net asset value of shares issued in
      reinvestment of distributions                  115,452,770          48,732,464
   Cost of shares reacquired                        (390,387,260)       (227,459,344)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (52,953,058)        383,169,748
                                                 ----------------    ----------------
Total increase (decrease)                           (155,244,808)        505,893,695
NET ASSETS
Beginning of year                                  1,213,450,925         707,557,230
                                                 ----------------    ----------------
End of year                                       $1,058,206,117      $1,213,450,925
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     15

       Prudential 20/20 Focus Fund
             Notes to Financial Statements

      Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments traded on a national securities
exchange and NASDAQ National Market System securities are valued at the last reported sales price on the primary exchange on which they are traded or, if there was no sale, at the mean between the last bid and asked prices or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    16

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $7,350,828, decrease accumulated net realized gain on investments by $7,422,413 and increase paid-in capital in excess of par by $71,585 due to a net operating loss and for redemptions utilized as distributions for federal income tax purposes during the year ended January 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion.
                                                                          17

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      Prior to September 7, 2000, PIFM had subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each of the two subadvisers managed approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) were divided between the two subadvisers as PIFM deemed appropriate. In addition, periodic rebalancing of the portfolio's assets occurred to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers. As a consequence, the portfolio allocated assets from the better performing of the two subadvisers to the other.

      Effective September 7, 2000, PIFM terminated the subadvisory agreement with PIC and Jennison became the sole subadviser of the Fund. In accordance with the new subadvisory agreement, two Jennison portfolio managers will each continue to manage approximately 50% of the Fund's assets and the portfolios will be subject to periodic rebalancing as PIFM deems appropriate.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended January 31, 2001.

      PIMS has advised the Fund that it has received approximately $456,000 and $181,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended January 31, 2001. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $2,383,300 and $128,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
    18

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      PIFM, PIMS, PIC and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion and interest on any borrowings will be at market rates. For the period March 3, 1999 through March 9, 2000, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the SCA was March 9, 2001. Subsequent to March 9, 2001, the SCA was renewed with a maximum commitment of $500 million at a commitment fee of .080 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts during the year ended January 31, 2001. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended January 31, 2001, the Fund incurred fees of approximately $1,237,600 for the services of PMFS. As of January 31, 2001, approximately $100,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2001 aggregated $1,711,573,122 and $1,872,851,053, respectively.

      The federal income tax basis of the Fund's investments at January 31, 2001 was $977,349,844 and, accordingly, net unrealized appreciation for federal income tax purposes was $97,268,371 (gross unrealized appreciation--$137,973,575; gross unrealized depreciation--$40,705,204).

      The Fund has elected to treat net long-term capital losses of approximately $11,299,000, incurred in the three month period ended January 31, 2001 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of
                                                                          19

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of January 31, 2001, the Fund had a 4.8% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $35,410,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

      Bear, Stearns & Co., Inc., 5.67%, in the principal amount of $50,000,000, repurchase price $50,007,875, due 02/01/01. The value of the collateral including accrued interest was $52,089,500.

      Chase Securities Inc., 5.67% in the principal amount of $210,000,000, repurchase price $210,033,075, due 02/01/01. The value of the collateral including accrued interest was $214,204,940.

      Credit Suisse First Boston Corp., 5.74%, in the principal amount of $160,000,000, repurchase price $160,025,511, due 02/01/01. The value of the collateral including accrued interest was $164,962,465.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.55%, in the principal amount of $104,089,000, repurchase price $104,105,047, due 02/01/01. The value of the collateral including accrued interest was $106,172,276.

      UBS Warburg, 5.68% in the principal amount of $210,000,000, repurchase price $210,033,133, due 02/01/01. The value of the collateral including accrued interest was $214,204,240.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.
    20

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   5,358,283    $  67,782,149
Shares issued in reinvestment of distributions                2,349,476       26,479,324
Shares reacquired                                            (9,587,591)    (119,141,756)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,879,832)     (24,880,283)
Shares issued upon conversion from Class B                    2,520,022       31,342,031
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   640,190    $   6,461,748
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2000:
Shares sold                                                  10,107,012    $ 125,259,647
Shares issued in reinvestment of distributions                  830,011       10,649,040
Shares reacquired                                            (5,052,322)     (62,914,846)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,884,701       72,993,841
Shares issued upon conversion from Class B                      698,940        8,763,860
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,583,641    $  81,757,701
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended January 31, 2001:
Shares sold                                                   7,593,665    $  96,301,072
Shares issued in reinvestment of distributions                6,206,253       68,817,408
Shares reacquired                                           (13,741,421)    (169,591,500)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     58,497       (4,473,020)
Shares reacquired upon conversion into Class A               (2,559,932)     (31,342,031)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,501,435)   $ (35,815,051)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2000:
Shares sold                                                  23,777,037    $ 291,788,460
Shares issued in reinvestment of distributions                2,324,567       29,545,248
Shares reacquired                                            (8,189,070)    (101,234,812)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 17,912,534      220,098,896
Shares reacquired upon conversion into Class A                 (704,230)      (8,763,860)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                17,208,304    $ 211,335,036
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          21

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   1,812,587    $  22,931,038
Shares issued in reinvestment of distributions                1,268,876       14,078,363
Shares reacquired                                            (3,801,738)     (46,153,078)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (720,275)   $  (9,143,677)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2000:
Shares sold                                                   5,803,272    $  71,399,010
Shares issued in reinvestment of distributions                  463,070        5,885,623
Shares reacquired                                            (2,166,404)     (26,773,332)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,099,938    $  50,511,301
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended January 31, 2001:
Shares sold                                                   2,717,695    $  34,967,173
Shares issued in reinvestment of distributions                  535,393        6,077,675
Shares reacquired                                            (4,414,087)     (55,500,926)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,160,999)   $ (14,456,078)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2000:
Shares sold                                                   5,930,034    $  73,449,511
Shares issued in reinvestment of distributions                  206,424        2,652,553
Shares reacquired                                            (2,952,230)     (36,536,354)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 3,184,228    $  39,565,710
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential 20/20 Focus Fund
             Financial Highlights

                                                              Class A
                                         -------------------------------------------------
                                                                           July 1, 1998(a)
                                            Year Ended January 31,             Through
                                         ----------------------------        January 31,
                                            2001            2000(d)            1999(d)
                                         -----------      -----------      ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $   13.18        $   11.49          $   10.00
                                         -----------      -----------      ---------------
Income from investment operations
Net investment income (loss)                   (.02)            (.01)               .01
Net realized and unrealized gain on
   investments                                  .24             2.30               1.51
                                         -----------      -----------      ---------------
   Total from investment operations             .22             2.29               1.52
                                         -----------      -----------      ---------------
Less distributions:
Distributions from net realized
   gains                                      (1.34)            (.60)                --
Tax return of capital distribution               --               --               (.03)
                                         -----------      -----------      ---------------
   Total distributions                        (1.34)            (.60)              (.03)
                                         -----------      -----------      ---------------
Net asset value, end of period            $   12.06        $   13.18          $   11.49
                                         -----------      -----------      ---------------
                                         -----------      -----------      ---------------
TOTAL RETURN(b):                               2.66%           20.07%             15.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 254,767        $ 270,027          $ 159,777
Average net assets (000)                  $ 265,240        $ 205,515          $ 131,335
Ratios to average net assets:
   Expenses, including distribution
      fee and service (12b-1) fees             1.18%            1.20%              1.32%(c)
   Expenses, excluding distribution
      fee and service (12b-1) fees              .93%             .95%              1.07%(c)
   Net investment income (loss)                (.12)%           (.10)%              .13%(c)
For Class A, B, C and Z shares:
Portfolio turnover                              157%             105%                70%(e)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Not annualized.
    See Notes to Financial Statements                                     23

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                              Class B
                                         -------------------------------------------------
                                                                           July 1, 1998(a)
                                            Year Ended January 31,             Through
                                         ----------------------------        January 31,
                                            2001            2000(e)            1999(e)
                                         -----------      -----------      ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $   13.04        $   11.46          $   10.00
                                         -----------      -----------      ---------------
Income from investment operations
Net investment loss                            (.11)            (.10)              (.04)
Net realized and unrealized gain on
   investments                                  .22             2.28               1.50
                                         -----------      -----------      ---------------
   Total from investment operations             .11             2.18               1.46
                                         -----------      -----------      ---------------
Less distributions:
Distributions from net realized
   gains                                      (1.34)            (.60)                --
Tax return of capital distribution               --               --                 --(d)
                                         -----------      -----------      ---------------
   Total distributions                        (1.34)            (.60)                --
                                         -----------      -----------      ---------------
Net asset value, end of period            $   11.81        $   13.04          $   11.46
                                         -----------      -----------      ---------------
                                         -----------      -----------      ---------------
TOTAL RETURN(b):                               1.80%           19.16%             14.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 631,268        $ 729,339          $ 443,798
Average net assets (000)                  $ 677,578        $ 581,150          $ 334,157
Ratios to average net assets:
   Expenses, including distribution
      fee and service (12b-1) fees             1.93%            1.95%              2.07%(c)
   Expenses, excluding distribution
      fee and service (12b-1) fees              .93%             .95%              1.07%(c)
   Net investment loss                         (.87)%           (.85)%             (.62)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.
    24                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                              Class C
                                         -------------------------------------------------
                                                                           July 1, 1998(a)
                                            Year Ended January 31,             Through
                                         ----------------------------        January 31,
                                            2001            2000(e)            1999(e)
                                         -----------      -----------      ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $   13.04        $   11.46          $   10.00
                                         -----------      -----------      ---------------
Income from investment operations
Net investment loss                            (.11)            (.10)              (.03)
Net realized and unrealized gain on
   investments                                  .22             2.28               1.49
                                         -----------      -----------      ---------------
   Total from investment operations             .11             2.18               1.46
                                         -----------      -----------      ---------------
Less distributions:
Distributions from net realized
   gains                                      (1.34)            (.60)                --
Tax return of capital distribution               --               --                 --(d)
                                         -----------      -----------      ---------------
   Total distributions                        (1.34)            (.60)                --
                                         -----------      -----------      ---------------
Net asset value, end of period            $   11.81        $   13.04          $   11.46
                                         -----------      -----------      ---------------
                                         -----------      -----------      ---------------
TOTAL RETURN(b):                               1.80%           19.16%             14.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 123,533        $ 145,733          $  81,100
Average net assets (000)                  $ 137,168        $ 111,039          $  64,848
Ratios to average net assets:
   Expenses, including distribution
      fee and service (12b-1) fees             1.93%            1.95%              2.07%(c)
   Expenses, excluding distribution
      fee and service (12b-1) fees              .93%             .95%              1.07%(c)
   Net investment loss                         (.87)%           (.84)%             (.62)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.
    See Notes to Financial Statements                                     25

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                              Class Z
                                         -------------------------------------------------
                                                                           July 1, 1998(a)
                                            Year Ended January 31,             Through
                                         ----------------------------        January 31,
                                            2001            2000(d)            1999(d)
                                         -----------      -----------      ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $   13.20        $   11.49          $   10.00
                                         -----------      -----------      ---------------
Income from investment operations
Net investment income                           .02              .02                .02
Net realized and unrealized gain on
   investments                                  .23             2.29               1.51
                                         -----------      -----------      ---------------
   Total from investment operations             .25             2.31               1.53
                                         -----------      -----------      ---------------
Less distributions:
Distributions from net realized
   gains                                      (1.34)            (.60)                --
Tax return of capital distribution               --               --               (.04)
                                         -----------      -----------      ---------------
   Total distributions                        (1.34)            (.60)              (.04)
                                         -----------      -----------      ---------------
Net asset value, end of period            $   12.11        $   13.20          $   11.49
                                         -----------      -----------      ---------------
                                         -----------      -----------      ---------------
TOTAL RETURN(b):                               2.98%           20.25%             15.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $  48,638        $  68,352          $  22,882
Average net assets (000)                  $  61,451        $  45,183          $  12,905
Ratios to average net assets:
   Expenses, including distribution
      fee and service (12b-1) fees              .93%             .95%              1.07%(c)
   Expenses, excluding distribution
      fee and service (12b-1) fees              .93%             .95%              1.07%(c)
   Net investment income                        .13%             .16%               .38%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
    26                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund

             Report of Independent Accountants

The Shareholders and Board of Trustees of
Prudential 20/20 Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential 20/20 Focus Fund (the 'Fund') at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 21, 2001
                                                                          27

       Prudential 20/20 Focus Fund

             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (January 31, 2001) as to the federal tax status of distributions paid by The Fund during such fiscal year ended January 31, 2001.

      During the fiscal year, the Fund paid dividends of $1.344 per Class A, B, C and Z shares. Of these amounts, $1.194 per Class A, B, C and Z shares represent distributions from long-term capital gains and is taxable as such. The remaining $.150 per Class A, B, C and Z shares represent dividends from ordinary income (short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.086 of long-term capital gains for each class of shares. Further, we wish to advise you that 18.80% of the ordinary income dividends paid during the fiscal year qualified for the corporate dividends received deduction available to corporate taxpayer.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate From 1099-DIV or substitute 1099-DIV.
    28

       Prudential 20/20 Focus Fund

             Supplemental Proxy Information (Unaudited)

Meetings of the Fund's shareholders were held on February 1, 2001, and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
   - Saul K. Fenster
   - Delayne D. Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
                                                                          29

       Prudential 20/20 Focus Fund

             Supplemental Proxy Information (Unaudited) Cont'd.

The results of the proxy solicitation on the above matters were:

             Director/Manager/
                Investment                Votes          Votes         Votes
           Restrictions/Auditor            for          Against       Withheld     Abstentions
         -------------------------    -------------    ----------    ----------    -----------
(1)D     Saul K. Fenster                43,993,319             --     1,239,185             --
         Delayne D. Gold                44,000,753             --     1,231,751             --
         Robert F. Gunia                44,021,407             --     1,211,097             --
         Douglas H. McCorkindale        44,023,501             --     1,209,003             --
         W. Scott McDonald, Jr.         44,021,072             --     1,211,432             --
         Thomas T. Mooney               44,023,506             --     1,208,998             --
         Stephen P. Munn                44,032,315             --     1,200,189             --
         David R. Odenath, Jr.          44,031,956             --     1,200,548             --
         Richard A. Redeker             44,023,898             --     1,208,606             --
         Judy A. Rice                   44,021,272             --     1,211,232             --
         Robin B. Smith                 44,000,059             --     1,232,445             --
         Louis A. Weil, III             44,017,261             --     1,215,243             --
         Clay T. Whitehead              44,016,786             --     1,215,718             --

(2)*     PIFM & Jennison                53,954,581        957,072            --      1,064,270

(3)D     PIFM                           30,665,132      2,751,209    10,323,727      1,492,436

(4)D     PIFM                           31,255,871      2,126,658    10,323,727      1,526,248

(5b)D    Issuing Senior
         Securities, Borrowing
         Money and Pledging Assets      31,312,114      2,096,593    10,323,727      1,500,070

(5c)D    Buying and Selling Real
         Estate                         31,441,749      1,978,585    10,323,727      1,488,443

(5d)D    Buying and Selling
         Commodities and Commodity
         Contracts                      31,269,711      2,157,319    10,323,727      1,481,747

(5e)D    Fund Concentration             31,736,323      1,648,066    10,323,727      1,524,388

(5g)D    Making Loans                   31,210,858      2,152,333    10,323,727      1,545,586

(5h)D    Other Investment
         Restrictions                   31,411,697      1,861,127    10,323,727      1,635,953

(6)D     PricewaterhouseCoopers
         LLP                            43,310,782        660,807            --      1,260,915

*Approved at the February 1, 2001 meeting.
DApproved at the February 22, 2001 meeting.
    30

Prudential 20/20 Focus Fund

    Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential 20/20 Focus Fund

   Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUBDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
            www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential 20/20 Focus Fund

       Class A     Growth of a $10,000 Investment

       (GRAPH)

Average Annual Total Returns as of 1/31/01
                       One Year     Five Years     Ten Years   Since Inception
With Sales Charge       -2.48%          N/A           N/A           12.26%
Without Sales Charge     2.66%          N/A           N/A           14.51%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (January 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

          www.prudential.com  (800) 225-1852

       Class B     Growth of a $10,000 Investment

       (GRAPH)

Average Annual Total Returns as of 1/31/01
                       One Year     Five Years     Ten Years   Since Inception
With Sales Charge       -3.20%         N/A            N/A          12.63%
Without Sales Charge     1.80%         N/A            N/A          13.58%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year
(January 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on January 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential 20/20 Focus Fund

       Class C     Growth of a $10,000 Investment

       (GRAPH)

Average Annual Total Returns as of 1/31/01
                       One Year     Five Years     Ten Years   Since Inception
With Sales Charge       -0.22%         N/A            N/A           13.14%
Without Sales Charge     1.80%         N/A            N/A           13.58%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year
(January 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on January 31, 2001; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

       Class Z     Growth of a $10,000 Investment

       (GRAPH)

Average Annual Total Returns as of 1/31/01
                       One Year     Five Years     Ten Years   Since Inception
With Sales Charge        2.98%         N/A            N/A           14.76%
Without Sales Charge     2.98%         N/A            N/A           14.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year
(January 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1)
fees. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Jonathan D. Shain, Assistant Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795.

Fund Symbols  NASDAQ   CUSIP
  Class A     PTWAX  743979106
  Class B     PTWBX  743979205
  Class C     PTWCX  743979304
  Class Z     PTWZX  743979403

MF183E

<LOGO> Printed on Recycled Paper